                                                                      EXHIBIT 25

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                           _________________________

                                   FORM  T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                  ___________________________________________
              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
                    ________________________________________

                            THE CHASE MANHATTAN BANK
              (Exact name of trustee as specified in its charter)


New York                                                         13-4994650
(State of incorporation                                    (I.R.S. employer
if not a national bank)                                 identification No.)

270 Park Avenue
New York, New York                                                    10017
(Address of principal executive offices)                         (Zip Code)

                              William H. McDavid
                                General Counsel
                                270 Park Avenue
                           New York, New York 10017
                             Tel:  (212) 270-2611
           (Name, address and telephone number of agent for service)
                 _____________________________________________
                                  PFIZER INC.
              (Exact name of obligor as specified in its charter)

Delaware                                                         13-5315170
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                           identification No.)

235 East 42nd Street
New York, NY                                                          10017
(Address of principal executive offices)                         (Zip Code)

                           _________________________
                                Debt Securities
                      (Title of the indenture securities)
                   ________________________________________
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                                    GENERAL

Item 1. General Information.

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

         New York State Banking Department, State House, Albany, New York 12110.

         Board of Governors of the Federal Reserve System, Washington, D.C.,
         20551

         Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

         Federal Deposit Insurance Corporation, Washington, D.C., 20429.


     (b) Whether it is authorized to exercise corporate trust powers.

         Yes.


Item 2.  Affiliations with the Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

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Item 16.  List of Exhibits

      List below all exhibits filed as a part of this Statement of Eligibility.

      1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

      2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

      3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

      4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76439, which is incorporated by reference).

      5.  Not applicable.

      6.  The consent of the Trustee required by Section 321(b) of the Act (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

      7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

      8.  Not applicable.

      9.  Not applicable.

                                   SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 18th day of October, 2000.

                            THE CHASE MANHATTAN BANK

                            By  /s/ James P. Freeman
                              ------------------------------
                            James P. Freeman
                            Vice President

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                             Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                      CONSOLIDATED REPORT OF CONDITION OF

                            The Chase Manhattan Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                    a member of the Federal Reserve System,

                   at the close of business June 30, 2000, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                  Dollar Amounts
       ASSETS                                      in Millions


Cash and balances due from depository
institutions:
Noninterest-bearing balances and
  currency and coin................................  $ 15,412
  Interest-bearing balances........................     4,593
Securities:........................................
Held to maturity securities........................       613
Available for sale securities......................    57,372
Federal funds sold and securities purchased under
  agreements to resell.............................    29,490
Loans and lease financing receivables:
  Loans and leases, net of unearned income  $142,368
  Less: Allowance for loan and lease losses    2,227
  Less: Allocated transfer risk reserve...         0
                                            --------
  Loans and leases, net of unearned income,
  allowance, and reserve...........................   140,141
Trading Assets.....................................    48,079
Premises and fixed assets (including capitalized
  leases)..........................................     3,447
Other real estate owned............................        27
Investments in unconsolidated subsidiaries and
  associated companies.............................       259
Customers' liability to this bank on acceptances
  outstanding......................................       676
Intangible assets..................................     3,994
Other assets.......................................    16,373
                                                     --------
TOTAL ASSETS.......................................  $320,476
                                                     ========

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                                  LIABILITIES

Deposits
  In domestic offices................................................  $103,433
  Noninterest-bearing ..................................... $42,054
  Interest-bearing.........................................  61,379
  In foreign offices, Edge and Agreement
  subsidiaries and IBF's.............................................    92,486
Noninterest-bearing ........................................$ 5,683

  Interest-bearing.......................................... 86,803

Federal funds purchased and securities sold under agree-
ments to repurchase..................................................    49,016
Demand notes issued to the U.S. Treasury.............................       750
Trading liabilities..................................................    32,878
Other borrowed money (includes mortgage indebtedness
  and obligations under capitalized leases):
  With a remaining maturity of one year or less......................     4,298
  With a remaining maturity of more than one year
  through three years................................................         0
  With a remaining maturity of more than three years.................        97
Bank's liability on acceptances executed and outstanding                    676
Subordinated notes and debentures....................................     5,430
Other liabilities....................................................    12,129

TOTAL LIABILITIES....................................................   301,193

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus                                 0
Common stock.........................................................     1,211
Surplus  (exclude all surplus related to preferred stock)............    11,066
Undivided profits and capital reserves...............................     8,165
Net unrealized holding gains (losses)
on available-for-sale securities ....................................    (1,175)
Accumulated net gains (losses) on cash flow hedges...................         0
Cumulative foreign currency translation adjustments..................        16
TOTAL EQUITY CAPITAL.................................................    19,283
                                                                       --------
TOTAL LIABILITIES AND EQUITY CAPITAL.................................  $320,476
                                                                       ========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                              JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


                    WILLIAM B. HARRISON, JR.   )
                    JOHN R. STAFFORD           )DIRECTORS
                    M. ANTHONY BURNS           )